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Exhibit 4

NUMBER				SHARES
MP		[LOGO] Maine & Maritimes
CORPORATION
	COMMON STOCK	INCORPORATED UNDER THE LAWS OF THE STATE OF MAINE	COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP
THIS IS TO CERTIFY THAT
S P E C I M E N
Is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $7.00 EACH OF THE COMMON STOCK OF
MAINE & MARITIMES CORPORATION
transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of Maine, the Articles of Incorporation, as amended, and the By-laws, as amended, of the Company. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Dated:
[CORPORATE SEAL]
	SECRETARY		PRESIDENT
COUNTERSIGNED AND REGISTERED:
THE BANK OF NEW YORK, (NEW YORK)
TRANSFER AGENT
AND REGISTRAR
By
AUTHORIZED SIGNATURE

MAINE & MARITIMES CORPORATION

A full statement of the designations, preferences, limitations and relative rights of the several classes of the Company's capital stock and the variations in the relative rights and preferences between the shares of each series of such classes as far as the same have been fixed and determined, and the authority of the Company's board of directors to fix and determine the relative rights and preferences of subsequent series of stock, all as set forth in the Articles of Incorporation, will be furnished to any shareholder of the Company without charge on request to the Secretary of Maine & Maritimes Corporation, Presque Isle, Maine, 04769, or to the Transfer Agent named on the face hereof.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

        For value received,                                                                                                                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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  Exhibit 4